                                                                     EXHIBIT 10



                                ARTHUR ANDERSEN LLP



                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                      -----------------------------------------



As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-69489 for Hartford Life Insurance Company Separate Account Two on Form N-4.


Hartford, Connecticut                   /s/ Arthur Andersen LLP

April 12, 1999